UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 11, 2019

AVISTA CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue Spokane, Washington 99202-2600
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 509-489-0500
Web site: http://www.myavista.com

None
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock	AVA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events.

On October 11, 2019, Avista Corporation (Avista Corp. or the Company) and all parties to the Company’s Idaho electric general rate case reached a settlement agreement that has been submitted to the Idaho Public Utilities Commission (IPUC or Commission) for its consideration. If approved, new rates would take effect December 1, 2019.
The proposed rates under the settlement agreement are designed to decrease annual base electric revenues by $7.2 million (or 2.8 percent), effective December 1, 2019. The settlement revenue decreases are based on a 9.5 percent return on equity (ROE) with a common equity ratio of 50 percent and a rate of return (ROR) on rate base of 7.35 percent, which is a continuation of current levels. This outcome is in line with the Company’s expected margin in this case.
The primary element of the difference in the agreed upon base revenues in the settlement agreement from the Company's original request is that the settlement includes the continued recovery of costs for Avista Corp.'s wind generation power purchase agreements, which will include Palouse Wind and Rattlesnake Flat, through the Power Cost Adjustment (PCA) mechanism rather than through base rates.
The Company's original request included an increase of annual electric base revenues of $5.3 million or 2.1 percent, effective January 1, 2020.
The electric request was based on a proposed ROR on rate base of 7.55 percent with a common equity ratio of 50 percent and a 9.9 percent ROE, as well as the inclusion of wind power purchase costs in base rates rather than receiving recovery through the PCA.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
101.INS	XBRL Instance Document. The instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	October 15, 2019	/s/ Mark T. Thies
Mark T. Thies
Senior Vice President,
Chief Financial Officer, and Treasurer